 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007 (February 20, 2007)

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On February 20, 2007, Joe S. Edwards, Jr. advised the Corporation of his resignation for personal reasons from the board of directors of the Corporation and of its wholly-owned subsidiary, The Union Bank Company, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	February 20, 2007, Letter of Resignation – Joe S. Edwards, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: February 21, 2007	By: /s/ Brian D. Young______
Brian D. Young CFO, Executive VP & Treasurer

Exhibit 99

Feb. 20, 2007

United Bancshares, Inc.

The Union Bank Co.

100 S. High Street

Columbus Grove, Ohio  45830

Gentlemen,

Please accept my resignation,

for personal reasons, from both

boards effective Feb. 20, 2007.

Sincerely,

/s/Joe S. Edwards, Jr.